                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 30, 2001




 AMERICAN EXPRESS                          AMERICAN EXPRESS RECEIVABLES
  CENTURION BANK                              FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust




           Utah               11-2869526        333-91473             Delaware            13-3854638          333-91473
     (State or Other       (I.R.S. Employer    (Commission        (State or Other      (I.R.S. Employer      (Commission
     Jurisdiction of        Identification     File Number)       Jurisdiction of       Identification      File Number)
     Incorporation or           Number)                           Incorporation or          Number)
      Organization)                                                Organization)


    6985 Union Park Center                         World Financial Center
      Midvale, Utah 84047                             200 Vesey Street
        (801) 565-5000                            New York, New York 10285
                                                       (212) 640-2000


               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

             N/A                                           N/A
(Former Name or Former Address,                  (Former Name or Former Address,
if Changed Since Last Report)                     if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 3, 2001, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2001-3 Supplement, dated as of April 3, 2001. The Series Supplement is attached hereto as
                  Exhibit 5.1.

                  On April 3, 2001, American Express Credit Account Master Trust issued its $618,750,000 Class A Floating Rate Asset Backed Certificates, Series 2001-3 and $60,000,000 Class B Floating Rate Asset Backed Certificates, Series 2001-3 (the "Series 2001-3 Certificates").

                  On March 30, 2001, American Express Credit Account Master Trust amended its Pooling and Servicing Agreement, dated as of May 16, 1996, with its First Amendment to the Pooling and Servicing Agreement, dated as of March 30, 2001. The First Amendment is attached hereto as Exhibit 5.2.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2001-3 Supplement, dated as of April 3, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

         Exhibit 5.2 First Amendment to the Pooling and Servicing Agreement, dated as of March 30, 2001, amending the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  American Express Centurion Bank,
                                  on behalf of the American Express
                                  Credit Account Master Trust


                                     By:   /s/ Maureen A. Ryan
                                         -----------------------------------
                                     Name:     Maureen A. Ryan
                                     Title:    Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                     American Express Receivables Financing
                                       Corporation II
                                     on behalf of the American Express Credit
                                     Account Master Trust


                                     By:   /s/ Leslie R. Scharfstein
                                         -----------------------------------
                                     Name:     Leslie R. Scharfstein
                                     Title:    President

                                  EXHIBIT INDEX


Exhibit              Description
-------              -----------

Exhibit 5.1 Series 2001-3 Supplement, dated as of April 3, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Exhibit 5.2 First Amendment to the Pooling and Servicing Agreement, dated as of March 30, 2001, amending the Pooling and Servicing Agreement, dated as of May 16, 1996.